Exhibit 32.1

FUSE SCIENCE, INC.

FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2012

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Tuffin, certify that:

1.	I am the Chief Executive Officer and Acting Chief Financial Officer of Fuse Science, Inc.
2.	Attached to this certification is Form 10-K for the fiscal year ended September 30, 2012, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

·	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

·	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

Date:	January 14, 2013	/s/ Brian Tuffin
Brian Tuffin
Chief Executive Officer and Acting Chief Financial Officer